SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST
EVENT REPORTED): April 27, 2005

VERTIS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 5.02                                      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective April 27, 2005, Austin M. Beutner has resigned his position as a director of Vertis, Inc. (“Vertis” or the “Company”).

On April 28, 2005, John T. Dillon was appointed to the Company’s Board of Directors upon the nomination of Evercore Capital Partners, (NQ) L.P. pursuant to the Amended and Restated Investors’ Agreement among Vertis Holdings, Thomas H. Lee Partners Equity Fund IV L.P. , Evercore Capital Partners L.P. and others, dated March 23, 2001.  Each of the Company’s directors is elected to hold office until the next annual meeting of the Company’s stockholders and until his successor is elected and qualified and subject to his death, resignation, retirement, disqualification or removal.  Mr. Dillon will fill the seat on the board vacated by Mr. Beutner.  Mr. Dillon will not be serving on any committees of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

	By:	STEPHEN E. TREMBLAY
Name: Stephen E. Tremblay
Title: Chief Financial Officer

Date: May 3, 2005